Exhibit 24




CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-48052) pertaining to the Dibrell Brothers, Incorporated Personal Account Plan of our report dated March 2, 1995, with respect to the financial statements of the Dibrell Brothers, Incorporated Personnel Account Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1994.



/s/  Ernst & Young LLP

_____________________________

Ernst & Young LLP

Winston-Salem, North Carolina
March 28, 1995
























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